GOLDMAN SACHS
VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Structured Small Cap Equity Fund (the “Fund”)

Supplement dated April 9, 2009 to the
Prospectuses dated April 30, 2008

The following replaces the “Fund Managers” section in its entirety in the “Service Providers—Fund Managers” section of each of the Prospectuses for the Institutional and Service Shares for the Fund:

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and controlling exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

■	The QIS team consists of over 115 professionals, including 15 Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Senior Portfolio Manager— Structured Small Cap Equity	Since 2009	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies team in 1998. She is the Head and Chief Investment Officer of the Quantitative Investment Strategies team.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Kent D. Daniel, Ph.D. Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Equity Co-Head of Research	Senior Portfolio Manager— Structured Small Cap Equity	Since 2009	Mr. Daniel joined the Investment Adviser in December 2004, became Director of the Equity Research Group in August 2005, and assumed the role of Co-Head of the Quantitative Investment Strategies research effort in 2007, focusing on equity models. Mr. Daniel is currently the Co-Chief Investment Officer of the Quantitative Investment Strategies team and the Co-Head of Equity Research. Prior to joining the Investment Adviser, Mr. Daniel was the John and Helen Kellogg Distinguished Professor of Finance at the Kellogg School of Management at Northwestern University.

Robert C. Jones, CFA Managing Director Co-Chief Investment Officer of Quantitative Investment Strategies team—Equity	Senior Portfolio Manager— Structured Small Cap Equity	Since 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989 and now serves as Co-Chief Investment Officer of Quantitative Investment Strategies team—Equity.

Andrew Alford, Ph.D. Managing Director	Senior Portfolio Manager— Structured Small Cap Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the U.S. long-only Structured Funds in 2007.

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. Kent D. Daniel, Ph.D. is a Managing Director and serves as Co-Chief Investment Officer and Co-Head of Equity Research for the QIS team. Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, Ph.D. is a Managing Director and Senior Portfolio Manager on the QIS team, where he is responsible for portfolio management of the U.S. long-only portfolios.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITSMLPMSTK 04-09